Accounts receivable and other receivables	12 Months Ended
Mar. 27, 2021
Receivables [Abstract]
Accounts receivable and other receivables
3.	Accounts receivable and other receivables:
Accounts receivable, net of allowance for credit losses, at March 27, 2021 and March 28, 2020 consist of the following:

	As of
	March 27, 2021	March 28, 2020
	(In thousands)
Customer trade receivables	$3,055	$4,119
Other receivables	4,253	1,900

	$7,307	$6,019

Continuity of the allowance for doubtful accounts is as follows (in thousands):

Balance March 31, 2018	$513
Provision for credit losses	170
Net write offs	(249)

Balance March 30, 2019	434
Provision for credit losses	857
Net write offs	(326)

Balance March 28, 2020	$965
Provision for credit losses	546
Net write offs	(262)

Balance March 27, 2021	$1,249

Other receivables mainly relate t
o
 receivables from wholesale revenue and tenant allowances receivable from certain landlords.
Certain sales plans relating to customers’ use of Birks credit cards provide for revolving lines of credit and /or installment plans under which the payment terms exceed one year. The receivables repayable within a timeframe exceeding one year included under such plans, amounted to approximately $5.7 million and $4.7 million at March 27, 2021 and March 28, 2020, respectively, which are not included in customer trade receivables outlined above, and are included in long-term receivables on the Company’s balance sheet.

The following table disaggregates the Company’s accounts receivables and other receivables and long-term receivables as at March 27, 2021:

	Current	1 -30 days past due	31 -60 days past due	61 -90 days past due	Greater than 90 days past due	Total
Customer in-house receivables	$7,677	$386	$74	$286	$764	$9,187
Other receivables	4,798	88	30	53	73	5,042

	$12,474	$474	$104	$339	$837	$14,229